THE ADVISORS' INNER CIRCLE FUND

                           TS&W FIXED INCOME PORTFOLIO

                         SUPPLEMENT DATED JULY 20, 2006
                                     TO THE
                         PROSPECTUS DATED MARCH 1, 2006

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The following sentences replaces the first two sentences beneath the heading "What are the Fund's Principal Investment Strategies" on page 6 of the Prospectus.

The Fixed Income Portfolio seeks to achieve its goal by investing, under normal circumstances, at least 80% of its assets in debt securities. The fund generally invests at least 80% of its assets in a diversified mix of investment-grade debt securities, and may invest up to 20% in debt securities rated below investment grade bonds (junk bonds), preferred stocks and convertible securities, which have debt characteristics.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.